CareView Communications, Inc. 8-k

Exhibit 10.127

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 16, 2014, by and between COMERICA BANK (“Comerica” and, solely in its capacity as collateral agent for the Lenders (as defined below), “Collateral Agent”), BRIDGE BANK, NATIONAL ASSOCIATION (“Bridge” and, collectively, with Comerica, the “Lenders” and each, individually, a “Lender”) and CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Parent”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation (“CareView Texas”) and CAREVIEW OPERATIONS, L.L.C., a Texas limited liability company (“CV Operations” and, collectively with CareView Texas and Parent, “Borrowers” and each, individually, a “Borrower”).

RECITALS

Collateral Agent, Lenders and Borrowers are parties to that certain Loan and Security Agreement dated as of August 31, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2012, that certain Second Amendment to Loan and Security Agreement dated as of January 15, 2013 and that certain Third Amendment to Loan and Security Agreement dated as of August 20, 2013, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.            The following term and its definition set forth in Section 1.1 of the Agreement hereby is amended and restated in its entirety and replaced with the following:

“HealthCor Debt” means the Indebtedness owing by Parent to HealthCor, not to exceed the principal amount of Thirty Million Dollars ($30,000,000), exclusive of capitalized accrued interest, pursuant to the terms and conditions of the HealthCor Debt Documents; provided that the same shall at all times be subject to the HealthCor Subordination Agreement.”

2.            No course of dealing on the part of Collateral Agent, any Lender or their officers, nor any failure or delay in the exercise of any right by Collateral Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Collateral Agent’s or any Lender’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Collateral Agent or any Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Collateral Agent and each Lender or as otherwise provided for in the Agreement.

3.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Collateral Agent or any Lender under the Agreement, as in effect prior to the date hereof.

4.            Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

5.            As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a)          this Amendment, duly executed by each Borrower;

(b)          that certain Amendment to and Affirmation of Subordination Agreement dated as of even date herewith, duly executed by each party thereto;

(c)          all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(d)          such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate.

6.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CAREVIEW COMMUNICATIONS, INC.,
a Nevada Corporation

By:	/s/ Steven G. Johnson

Title:	President

CAREVIEW COMMUNICATIONS, INC.
a Texas Corporation

By:	/s/ Steven G. Johnson

Title:	President

CAREVIEW OPERATIONS, L.L.C.
a Texas Limited Liability Company

By:	/s/ Steve G. Johnson

Title:	President of Managing Member

COLLATERAL AGENT AND LENDER:

COMERICA BANK

By:

Title:

LENDER:

BRIDGE BANK, NATIONAL ASSOCIATION

By:

Title:

[Signature Page to Fourth Amendment to Loan and Security Agreement]